UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
June 23, 2004 (June 16, 2004)

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue
Suite 2300, LB 36
Dallas, Texas 75204-2960
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Former name or former address, if changed since last report: Not Applicable

Item 4. Changes in Registrant’s Certifying Accountant.

     On April 27, 2004, the Audit Committee of the Board of Directors of Zix Corporation (the “Company” or “Registrant”) requested management of the Company to solicit proposals from several independent registered accounting firms for professional services relating to the audit of the Company’s financial statements.

     On June 16, 2004, the Company engaged Deloitte & Touche LLP (“D&T”) as its independent registered public accounting firm to audit the Company’s financial statements for the current year, subject to D&T’s satisfactory completion of its new client acceptance procedures. On June 16, 2004, the Company also notified Ernst & Young LLP (“E&Y”), its independent auditors for the year ended December 31, 2003 and previous years, of its election to dismiss E&Y as the Company’s independent auditors. The foregoing has been approved by the Audit Committee of the Company’s Board of Directors.

     The reports of E&Y on the Company’s financial statements for the years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits of the Company’s financial statements for the years ended December 31, 2002 and 2003 and through June 16, 2004, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports; and (ii) there were no reportable events as described in Item 304(a)(1)(v) of the Securities and Exchange Commission’s (the “Commission”) Regulation S-K.

     The Company has provided E&Y with a copy of the foregoing disclosures and requested that E&Y furnish it with a letter, addressed to the Commission, stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated June 22, 2004, is attached hereto as Exhibit 16.1.

     During the years ended December 31, 2002 and 2003, and through June 16, 2004, D&T has not been engaged as an independent accountant to audit either the financial statements of the Company or any of its subsidiaries, nor has the Company or anyone acting on its behalf consulted with D&T regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or reportable event as set forth in Item 304(a)(2)(ii) of Regulation S-K.

     D&T has, however, conducted the American Institute of Certified Public Accountants (AICPA) and Canadian Institute of Chartered Accountants (CICA) SysTrustTM certification examinations of the Company’s ZixSecure CenterTM and related ZixMessage CenterTM functions. The Company received its initial SysTrust certification from D&T in May 2003, and D&T recently concluded its latest SAS-70 examination in May 2004. The SysTrust certification examination signifies that a company has effective system controls and safeguards that meet pre-defined principles and criteria related to issues such as security, availability, processing integrity and confidentiality. A SAS-70 examination signifies that an organization has had its control objectives examined by an independent accounting and auditing firm.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 22, 2004, regarding change in certifying accountant of Zix Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2004

ZIX CORPORATION

By:	/s/ Bradley C. Almond

Bradley C. Almond
Vice President, Finance and Administration, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 22, 2004, regarding change in certifying accountant of Zix Corporation.